healthtech solutions

Forward Looking Statements

This material contains forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. These include statements concerning Healthtech's plans, objectives, goals, strategies, future events or performance and all other statements which are other than statements of historical fact, including without limitation, statements containing words such as "believes," "anticipates," "expects," "estimates," "projects," "will," "may," "might" and words of a similar nature. Such statements involve risks and uncertainties that could cause actual results to differ materially from those projected. Some important factors that could cause Healthtech's actual results to differ include our ability to secure additional capital; dependence on the efforts of third parties; dependence on new and uncertain technology and its uncertain application to new business ventures; regulatory actions or delays, or uncertainties related to product development, testing or manufacturing; ability to form and maintain strategic alliances; ability to complete certain transactions and realize anticipated benefits from acquisitions; dependence on certain intellectual property rights including those held by third parties; the competitive nature of Healthtech's industry; risks of obsolescence of certain technology; ability to develop viable products for the health care market including the achievement of successful pre-clinical and clinical results; and political, economic and regulatory influences, including the ongoing impacts of the COVID-19 pandemic. A complete description of risks and uncertainties related to Healthtech's business is contained in our periodic reports filed with the Securities and Exchange Commission including our Form 10-K for the year ended December 31, 2020. The forward-looking statements contained herein represent the judgment of Healthtech as of the date this material was drafted. Healthtech disclaims, however, any intent or obligation to update any forward-looking statements.

Our Vision An innovative portfolio-model life sciences company building impactful solutions for patients and the healthcare system through our subsidiary companies ranging in stage from pre-clinical to commercial growth.

healthtech solutions

At Healthtech, we are driven by innovation and people. At the core, our philosophy is that highly motivated people with ambitious goals can achieve breakthroughs with the right organizational support. By identifying and building visionary teams within an ecosystem that fuels their strengths, we believe that we can collectively accelerate the next wave of advancements in healthcare. From our perspective, breakthroughs often occur at the intersection of multiple approaches, so we are agnostic to the solution - therapeutics, devices, diagnostics, technology, and often a combination thereof.

The Healthtech Advantage

Healthtech differentiates itself from traditional life sciences companies through its portfolio business model in concert with a team bringing decades of clinical, scientific, commercial and financial expertise.

Team

- Experience
- Leadership
- Established Networks
- Operational Support

Business Model

- Financial Structure
- Decentralized Management
- Diversification
- Industry Insights
- Synergies
- Continuous Access to New Opportunities

Core Strengths of the Team

Healthtech's team brings decades of device, diagnostic, and therapeutic experience from both a clinical and commercial perspective.

01 **Experience** – Across the team, deep experience from bench to bedside to commercial growth provides portfolio companies with unique insights that lead to development efficiency

02 **Consultative Leadership** – Leadership customized to the needs of each portfolio company

03 **Established Networks** – Extensive networks built through decades of experience providing top-tier access across the entire life sciences industry

04 **Operational Support** – Healthtech management can support critical operational roles and provide continuous guidance

PORTFOLIO BUSINESS MODEL

Our model leverages six unique pillars to drive value at all levels

Balanced diversification across healthcare including therapeutics, device, and diagnostics

Industry insights and resources tailored to the needs of individual portfolio companies

Decentralized management resulting in efficient focus by expert teams

Synergies amongst subsidiaries results in cross-pollination and efficiencies

Continuous access to future opportunities based on decades of relationships across academia, industry, and financial sectors

Structure that allows subsidiaries to focus on executing and building fundamentals

Structure and Strategy


Healthtech Solutions
Fund/Re-Invest in New Subsidiaries
Value Returned to Healthtech on Exit
Target
New Sub
Fund
Accelerate
Mature Sub
Independent Company
Confirm Mutual Fit
Map Path to Independence
Merge
Achieve Targeted Value Inflection
Prepare for Independent Launch
Spin-Out

A Unique Value Proposition

The portfolio model has succeeded. Our model leverages these examples. But with a new focus and structure.

Access to early-stage technology
We provide exposure to the steepest portion of the value creation curve in our portfolio companies

Investment without the "carry"
Value is returned through distribution of spinout equity and re-investment into new subsidiaries

Balance across technology sectors
Therapeutics, devices, and diagnostics balance each other and expertise across all sectors will be required as technologies merge together

Operational support
We roll up our sleeves and provide significant operational support to our portfolio companies, increasing their chances of success and decreasing capital requirements

Area of Focus – People

We are focused on the most promising solutions that improve the lives of people. Our team is capable of evaluating the entire healthcare landscape.

Therapeutics

Platform therapeutics with the potential to radically change the standard of care with continuous development opportunities


Interfacing Approaches

Advanced Diagnostics

Diagnostics employing state of the art approaches to not only diagnose but also guide treatment in ways that synergize with interventions in our portfolio

Technology Enabled Device

Medical devices leveraging advances in technology, including AI/ML, human-machine interface, drug delivery, and other approaches that close the gap between healthcare and the current reality visible in other industries

Our Team

Ned Swanson, MD
Chief Executive Officer

Co-Founder and former COO/CMO/Director of PolarityTE Inc. (Nasdaq: PTE); Plastic and Reconstructive Surgery Residency at Johns Hopkins/Univ of Maryland/Shock Trauma; MD from Harvard Medical School with honors; Bioengineering at University of Pennsylvania with honors

Brad Mathis
Chief Operating Officer

Over 30 years of commercial experience in biotech and pharma including GM of argenX, Orchard Therapeutics, and Sucampo; started at Alexion pre-commercial and grew to lead U.S. Compliment Team >$1.5B, BMS, Biogen, Celgene, Amgen, and Roche

Manuel Iglesias
President/Director

Former President/CEO/Director Hygea Holdings Corp; private law practice focused on M&A, securities law and healthcare; Former Director Organicell Regenerative Medicine Inc.; JD/MBA from University of Chicago; BA from Georgetown

Ryan Salomone
Director

Co-Founder/CIO of Twin Keel Capital, Over 15 years of experience at Fidelity Institutional Asset Management focused on Healthcare investing, most recently as a Senior Healthcare Analyst on the Small Cap Team, BBA from U Michigan Ross School of Business

Paul Mann
Director

Over 20 years in the financial and biotech industries, Highbridge Capital, Soros Fund Management, Morgan Stanley, scientist at Procter and Gamble, PolarityTE, MA (Cantab) and Meng from Cambridge University, CFA charter holder

Steve Horowitz
Director

Global Tax Director at DiazReus International Law Firm & Alliance, managing member of Horowitz & Rubenstein, LLC, focused on business development and financial management, former managing member of business consulting services company, JD and MBA with public accounting concentration from Hofstra University

Our Companies

VarianBio

Varian Biopharmaceuticals, Inc. ("VarianBio") is an emerging biopharmaceutical company focused on the development of novel, targeted oncology therapies with transformational potential for cancer patients.

MediScan

MediScan is an imaging and diagnostics company developing artificial intelligence (AI) algorithms for point-of-care ultrasound (POCUS) image analysis to provide triage and notification information about suspected pathologies.

RevHeart

RevHeart is a discovery stage company focused on novel approaches to correct cardiac rhythm abnormalities using electromagnetic waveforms in an innovative approach called entrainment.

Pipeline
Oncology/Therapeutics

Healthtech is developing precision oncology therapeutics through its portfolio company VarianBio – positioning for significant value creation as the pipeline progresses to clinical development

	PARTNER(S)	FORMULATION	RESEARCH	PRECLINICAL	PHASE 1/2	PHASE 3
VAR 101 Basal Cell Carcinoma (BCC)	CANCER RESEARCH UK; THE FRANCIS CRICK INSTITUTE	TOPICAL			Planned for 2022	
VAR 102 Solid Tumors (NSCLC, Colon, Pancreatic, ec.)		SYSTEMIC			Planned for 2023	
VAR 102 Acute Myeloid Leukemia (AML)		SYSTEMIC		Preclinical Ongoing		



aPKCi
Basal Cell Carcinoma (BCC)
Colorectal Cancer
Pancreatic Cancer
Non-Small Cell Lung Cancer (NSCLC)
Other Cancers
Acute Myeloid Leukemia (AML)

VarianBio Precision Oncology – *a novel protein kinase inhibitor*

VAR-101/102 is a high-potency, specific, ***atypical Protein Kinase C iota*** (aPKCi) inhibitor

Recent discoveries characterized ***aPKCi as a bonafide oncogene*** –required for growth of multiple forms of human cancer including basal cell carcinoma (BCC), cutaneous T-cell lymphoma (CTCL), pancreatic adenocarcinoma, non small cell lung cancer (NSCLC), acute myeloid leukemia (AML) and others

VAR-101 (topical) for BCC would offer clinical utility as a surgical neoadjuvant/adjuvant and primary treatment for non-surgical candidates

VAR-102 (oral) lends itself to broader aggregation strategy in multiple tumor types, both as a single agent and in combination therapy

Targeted kinase inhibition of ***aPKCi*** blocks***Gli-1*** transcription (Gli-1 is epistatic in BCC)

No other potent, selective aPKCi inhibitors currently being clinically tested


KIF7
Primary cilium
SMO
PTCH
HH
GLI
SUFU
PKA
MEKK2/3
AMPK
DYRK2
PLK1
AKT
Lysosomal degradation
Cytoplasm
DYRK1A
aPKC
VAR 101
(aPKCi inhibitor)
GLI^A

VarianBio

Efficacy in Human BCC Models

VAR-101 demonstrates dose-dependent modulation of BCC cell viability and Gli-1 mRNA modulation, in vitro

VAR-101 BSZ Viability


Relative Growth
Time
Control
VAR-101 1 μM
VAR-101 10 μM

VAR-101 BSCl Viability


Relative Growth
Time
Control
VAR-101 1 μM
VAR-101 10 μM

Gli-1 mRNA


6-hour treatment
24-hour treatment
Control

- ✓ Consistent profile in panel of murine and human BCC cell lines[1]
- ✓ All BCCs express Gli-1 and aPKCi
- ✓ Similar modulation of Gli-1 mRNA in Mohs BCC explant
- ✓ Directly overcomes resistance oncogene and pathway

1. J CI Insight. 2017; 2(21): 97071

VarianBio

Further Proof of Concept

Parent "Tool" Compound In Mohs Explants of BCC - aPKCi Depletion Inhibits Hedgehog Pathway

Patient-derived BCCs
aPKCi inhibitor "tool compound" non-optimized, non-formulated Mohs sections (Oro lab, Stanford)



Relative hsGli1 mRNA
1.5
1.0
0.5
0.0
****
Control
CRT0329868 [30 μM]

aPKCi Knockdown
aPKCi knockdown by three unique siRNAs transfected into ASZ results in hedgehog inhibition as assayed qRT-PCR of Gli-1 transcript normalized to HPRT1 (n=9).



Relative Gli1 mRNA
1.0
0.5
0.0
Control
siRNA1
siRNA2
siRNA3
aPKC iota
GAPDH

VarianBio

Basal Cell Carcinoma

The most common cancer in the US, Europe, and Australia

4 million

Basal Cell Carcinoma cases per year


US Market

1 in 3

new cancers are skin cancers (majority are BCC)

- 1 in 5 Americans will be diagnosed with skin cancer before age 70[1]
- Approximately 80% of all skin cancers are BCC[2]
- 4.3 million cases of BCC are diagnosed in the US each year, resulting in more than 2,000 deaths[2]
- 1-17% of BCC recur locally after Mohs surgery or wide local excision[3]
- Risk of secondary BCC is 44% in 3 years[4]
- Greater than $5B in annual costs for nonmelanoma skin cancer (NMSC) – *5th most costly cancer and skin disease for Medicare*[5,6]

1. Skin Cancer Foundation www.skincancer.org
2. American Cancer Society (ACS) www.cancer.org
3. Bittner et al. An Bras Dermatol. 2021; 96(3): 263
4. Marcil et al. Arch Dermatol. 2000; 136(12): 1524
5. Housman et al. J Am Acad Dermatol. 2003; 48(3): 425
6. Lim et al. J Am Acad Dermatol. 2017; 76(5): 958

VarianBio VAR-102 Systemic/Oral Opportunities

Multiple aPKCi / GLI-1 and KRAS Positive Opportunities

- Varian will pursue systemic tumor indications in a "basket" solid tumor Phase 1 trial
- Biomarker-driven approach targeting aPCKi / Gli-1 / K-RAS positive tumors
- BCC helps to form clinical "biomarker" training data set for solid tumors
- Target indications include NSCLC, CRC, Pancreatic, Sarcoma and other solid tumors (pre-clinical work to validate AML hypothesis)
- No other potent, selective aPKCi inhibitors are currently being tested in the clinic



Cancer Cell, Aug 2019, Yin et al. Mayo Clinic

- Lung cancer develops through both PKCi-dependent and PKCi-independent path-ways
- This results in tumors exhibiting distinct oncogenic signaling and pharmacologic vulnerabilities

Pipeline
Advanced Device/Diagnostics

Healthtech is developing AI-based software to analyze ultrasound images for triage and prioritization, and electromagnetic devices for correction of cardiac rhythm abnormalities through its portfolio companies MediScan and RevHeart.

Technology/Disease	Proof-of-Concept/ Prototype	Validation	Regulatory Clearance
Computer-Assisted Triage Software / Chest	MediScan - Lung		
Computer-Assisted Triage Software/ Musculoskeletal	MediScan - Tendon		
Electromagnetic Device/ Cardiac Rhythm Abnormalities	RevHeart - Entrainment		

MediScan

MediScan is developing software to enable rapid and accurate triage at the bedside with AI-based analysis of ultrasound images



- AI-algorithms for point-of-care ultrasound (POCUS) image analysis to provide triage and notification information about suspected pathologies
- Near-term focus on development of the software by training the AI algorithms with validated images
- Lead products targeting the chest (lung) and musculoskeletal system

Chest/Lung

Original B-Mode | B-Mode Segmented



MSK/Tendon

Original B-Mode | B-Mode Segmented | Segmented 3D View



MediScan



- The global portable ultrasound (hardware) market is projected to reach $3.9B million by 2026[1]
- The global ultrasound image analysis software market, separate from hardware, is projected to reach $2.9-4.5B[2-3] by 2025
- Both markets are expected to synergistically drive each other, with increasing adoption of POCUS hardware due to AI image analysis reducing expertise to perform POCUS[2]
- Medical AI algorithm marketplaces are forming to integrate numerous highly-specific algorithms into the radiologist's workflow and into the healthcare system, decreasing barriers to entry[3]
- 80% of healthcare executives trust AI to support clinical decisions (88% of those in later stages of deployment of AI)[4]

1. Fortune Business Insights
2. Brand Essence Market Research
3. Yole Developpement: AI for Medical Imaging 2020
4. 3rd Annual Optum Survey on AI in Health Care

RevHeart

Developing technologies to correct cardiac arrythmias

Applying the phenomenon of entrainment by converting abnormal ECG patterns to normal through a corrective feedback loop that applies electromagnetic field (EMF) waveforms derived from a reference library of corrective ECG patterns


ECG Library
Derive Corrective Waveform
Corrective EMF Waveform Generation
Heart
ECG Measured
Entrainment

RevHeart

- Potential application of entrainment in all cardiac rhythm abnormalities, including atrial fibrillation (AFib) and conduction system diseases
  - AFib is projected to affect 6-12 million people in the US by 2050[1]
- The cardiac monitoring and rhythm management devices market is projected to reach $26.8B worldwide by 2025 with a projected CAGR of 4.0% from 2020-2025[2], with the US occupying the largest share of the market

1. J Geriatr Cardiol 2017 Mar; 14(3) 195-203
2. Markets and Markets

Catalysts

Healthtech Solutions

Complete multiple transactions to strengthen portfolio

Build oncology focused arm with platform companies to create synergy with VarianBio and beyond

Extend advanced device/diagnostics arm with tech-enabled focus to complement MediScan and RevHeart

healthtech solutions

Therapeutics/Oncology

Complete API synthesis and formulation of VAR-101/102

Pre-IND meeting with FDA for VAR-101

Complete IND-enabling studies for VAR-101

IND submission for VAR-101

Initiate clinical trial for VAR-101 in BCC

Pre-IND meeting with FDA for VAR-102

Complete IND-enabling studies for VAR-102 in solid tumors

IND submission for VAR-102

VarianBio

Device/Diagnostics

Advance lung and tendon platforms towards proof-of-concept data

Define regulatory requirements and design validation studies

Build RevHeart entrainment device prototype and software

Define regulatory pathway and requirements for RevHeart device

MediScan RevHeart

healthtech solutions

Contact Information

www.healthtech-solutions.com
General Inquiries: inquiries@hltt.tech
Investor Relations: IR@hltt.tech
Phone: 844-926-3399
OTCPink: HLTT